UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 27, 2016

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	033-44383	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue Sioux Falls, SD (Address of principal executive offices)	57104 (Zip Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                  OTHER ITEMS.

Introduction

As previously announced, on November 30, 2015, HF Financial Corp., a Delaware corporation (“HF”) and Great Western Bancorp, Inc., a Delaware corporation (“Great Western”) entered into an Agreement and Plan of Merger (the “merger agreement”).  Under the merger agreement, HF will merge with and into Great Western with Great Western surviving the merger (the “merger”).  On April 7, 2016, HF filed a definitive proxy statement (the “definitive proxy statement”) in connection with the merger, which HF mailed to its stockholders on or about April 7, 2016.  HF is making this filing in connection with its entrance into a memorandum of understanding (the “MOU”) regarding the settlement of certain litigation arising out of the announcement of HF’s entrance into the merger agreement.

As disclosed on page 88 of the definitive proxy statement, on December 14, 2015, Shiva Y. Stein, a purported HF stockholder, filed a putative class action and derivative complaint against HF, each of the members of the HF board and Great Western in the Circuit Court of Minnehaha County, South Dakota (the “Court”) purportedly on behalf of the public stockholders of HF. The complaint was subsequently amended on March 7, 2016. The complaint asserts that the director defendants breached their fiduciary duties by purportedly failing to take adequate steps to enhance HF stockholder value as a merger candidate, by not acting independently to protect the interests of HF stockholders and by failing to make adequate disclosure in the Registration Statement on Form S-4 as filed on March 3, 2016. The complaint further asserts that HF and Great Western aided and abetted the purported breaches of fiduciary duty. The plaintiff seeks (i) a declaration that the action may be maintained as a class action; (ii) injunctive relief to prevent the consummation of the merger; (iii) in the event the merger is consummated, rescission of the transaction or rescissionary damages; (iv) an order directing the Defendants to account to the plaintiff for damages because of alleged wrongdoing; (v) an award to plaintiff of costs and disbursements including attorneys’ and experts’ fees; and (vi) other relief as may be just and proper.  On April 5, 2016, the plaintiff submitted its Memorandum of Law in Support of Plaintiff’s Motion for Preliminary Injunction.  The Court has set a hearing date for April 27, 2016.  The Defendants believe these claims are without merit.

On April 22, 2016, the defendants to the aforementioned litigation entered into the MOU with counsel for the plaintiff, pursuant to which HF has agreed to make disclosures concerning the merger set forth below.  In accordance with the terms of the MOU, the plaintiff has agreed to stay the proceeding and to withdraw its request for a preliminary injunction.   In addition, the MOU contemplates that, subject to the completion of confirmatory discovery by plaintiff’s counsel, the parties will enter into a stipulation of settlement.  The stipulation of settlement contemplated by the parties will be subject to customary conditions, including court approval following notice to HF’s stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the fairness, reasonableness and adequacy of the settlement. If the settlement is finally approved by the Court, it will resolve and release all claims that were or could have been brought in any actions challenging any aspect of the merger, the merger agreement and any disclosure made in connection therewith, pursuant to terms that will be disclosed to HF’s stockholders prior to the Court’s final approval of the settlement. The MOU will not affect the amount of the consideration to be received by any HF stockholder in the merger. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, or that the Court will approve the settlement even if the parties were to enter into such stipulation. The MOU may be rendered null and void, if, among other reasons, (i) the Court fails to enter a final order and judgment approving the settlement, or (ii) the merger agreement is terminated by the parties thereto or the merger is not consummated for any reason.

The defendants each have denied, and continue to deny, all of the allegations of wrongful or actionable conduct asserted in the complaint, and the HF board vigorously maintains that it diligently and scrupulously complied with its fiduciary duties, that the definitive proxy statement is complete and accurate in all material respects and that no further disclosure is required under applicable law. The defendants are entering into the MOU and the contemplated settlement solely to eliminate the cost, burden, distraction and expense of having to defend this litigation further. Nothing in the MOU, any settlement agreement or any public filing, including this Form 8-K and proxy supplement, is or shall be deemed to be an admission of the legal necessity of filing or the materiality under any applicable law of any of the additional information contained herein or in any public filing associated with the proposed settlement of the complaint.

Supplemental Disclosures

Solely in connection with the contemplated settlement, HF has agreed to make the following supplemental disclosures to the definitive proxy statement. The following information should be read in conjunction with the definitive proxy statement, which should be read in its entirety. All page references in the information below are to pages in the definitive proxy statement, and all capitalized terms used below shall have the meanings set forth in the definitive proxy statement.

(1) Supplement to “The Merger — Background of the Merger”

The following disclosure is to be inserted after the first sentence of the final paragraph under the heading “Background of the Merger” on page 62 of the definitive proxy statement.

The nondisclosure agreement includes a standstill provision (the “standstill provision”), which restricts the receiving party from submitting an acquisition proposal absent an invitation from the HF board, from requesting that the HF board waive the provision and from communicating with HF’s stockholders outside the ordinary course of business. Notwithstanding the standstill provision, the HF board continued to maintain dialogue with Party A throughout negotiations with Great Western and never formally terminated the invitation to submit a bid for HF.

The following disclosure replaces the second and third to last sentences of the second paragraph under the heading “Background of the Merger” on page 63 of the definitive proxy statement.

The HF board directed Piper Jaffray to identify and approach potential strategic buyers.  In response, Piper Jaffray approached nine potential strategic buyers through August of 2015 to assess their interest in a transaction with HF.  Seven were selected from nineteen possible merger candidates identified during the course of the 2012 process. HF also held discussions from 2012 through July 2014 with one of the seven candidates who participated in the 2012 process.  From 2012 through July 2014, HF held discussions with one of the seven identified in 2015.  One was a new candidate.  In each case, potential strategic buyers were selected based on relevant characteristics including geographic footprint, financial capability, and acquisition market experience and, in the case of parties with which HF had previously engaged, possible continuing interest in an acquisition transaction.

The following disclosure is to be inserted after the first sentence of the third paragraph under the heading “Background of the Merger” on page 63 of the definitive proxy statement.

The nondisclosure agreement includes the standstill provision.

The following disclosure is to be inserted after the first sentence of the sixth paragraph under the heading “Background of the Merger” on page 63 of the definitive proxy statement.

The nondisclosure agreement includes the standstill provision.

The following disclosure is to be inserted after the first sentence of the eighth paragraph under the heading “Background of the Merger” on page 63 of the definitive proxy statement.

On August 20, 2015, Party B communicated that it would not continue in the process, indicating its belief that its proposed valuation of HF stock would not be competitive.

(2) Supplement to “The Merger — Certain HF Financial Forecasts”

The following disclosure replaces the table under the heading “Certain HF Financial Forecasts” on page 71 of the definitive proxy statement:

	For the Fiscal Year Ended June 30,
(Dollars in thousands, except per share amounts.)	2016	2017	2018
Total assets (1)	$1,192,133	$1,270,487	$1,354,242
Cash and cash equivalents (1)	19,097	19,288	19,480
Loans receivable, net (1)	919,482	983,878	1,052,750
Deposits (1)	972,567	1,016,307	1,062,125
Total stockholders’ equity	108,249	113,955	121,188
Net income	10,089	9,312	11,506
Core earnings(2)	8,390	9,312	11,506
Diluted earnings per share	1.43	1.32	1.63
Diluted core earnings per share(2)	1.19	1.32	1.63

(1) Amounts shown as averages.

(2) Core earnings and core earnings per share reflect adjustment for core operations, specifically exclusion of a gain, recognized in the quarter ended September 30, 2015, associated with the sale of a branch in Pierre, South Dakota.  Unless otherwise indicated, all references in this proxy statement-prospectus to HF estimated 2016 earnings or estimated 2016 earnings per share, or any financial metric derived therefrom, are to core earnings and diluted core earnings per share.  Core earnings is a non-GAAP financial measure.  HF believes that the presentation of non-GAAP financial measures will permit investors to assess HF’s core operating results on the same basis as management.  Non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP.  As other companies may use different calculations for these measures, these presentations may not be comparable to other similarly titled measures reported by other companies.

(3) Supplement to “The Merger — Opinion of HF’s Financial Advisor”

The following disclosure replaces the first sentence of the first paragraph under the heading “Opinion of HF’s Financial Advisor” on page 76 of the definitive proxy statement

In calculating price to 2016E EPS and LTM ROAA for HF, Piper Jaffray utilized adjusted earnings based on HF management guidance to reflect results from core operations, specifically the exclusion of a gain associated with the sale of a branch in Pierre, South Dakota.

The following disclosure replaces the first sentence of the first paragraph under the heading “Opinion of HF’s Financial Advisor” on page 79 of the definitive proxy statement:

In calculating LTM ROAA for Baylake Corp. and Camco Financial Corporation, Piper Jaffray adjusted earnings, and, in calculating LTM ROAA for HF, Piper Jaffray utilized adjusted earnings based on HF management guidance, in each case to reflect results from core operations.

Additional Information and Where to Find It

Investors are urged to read the merger agreement for a more complete understanding of the terms of the transactions discussed herein.

In connection with the merger, HF has filed with the Securities and Exchange Commission (“SEC”) the definitive proxy statement related to a special meeting of its stockholders and other relevant documents related to the approval by HF’s common stockholders of the merger agreement and related transactions (“stockholder approval”). We urge investors to read the definitive proxy statement because it will contain important information.

The definitive proxy statement and any other documents filed by Great Western and HF with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  Documents filed by Great Western with the SEC, including the registration statement, may also be obtained free of charge from Great Western’s website

(www.greatwesternbank.com) under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to Great Western’s Investor Relations contact, David Hinderaker at David.Hinderaker@greatwesternbank.com.  Documents filed by HF with the SEC may also be obtained free of charge from HF’s website www.homefederal.com under the “Investor Relations” heading and the “SEC Filings” sub-heading, or by directing a request to HF’s Investor Relations contact, Pamela F. Russo at prusso@homefederal.com.

The directors, executive officers and certain other members of management and employees of HF and Great Western may be deemed to be “participants” in the solicitation of proxies for Stockholder Approval. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Stockholder Approval will be set forth in the definitive proxy statement. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You can find information about HF’s executive officers and directors in the proxy statement related to its 2015 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on October 16, 2015.  You can find information about Great Western’s executive officers and directors in the proxy statement related to its 2016 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on January 4, 2016.

Caution about Forward-Looking and other Statements

This Form 8-K and proxy supplement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events, such as statements about the anticipated closing date of the transactions discussed herein. Although we believe that forward-looking statements are based upon reasonable assumptions, there can be no assurance that actual results, performance or achievements of HF will not differ materially from any results expressed or implied by such forward-looking statements or that HF will be able to close on the transactions by the anticipated closing date. Such forward-looking statements are subject to risks and uncertainties, that could cause actual events or results to differ materially from those described in the forward-looking statements and include, but are not limited to, the risk that regulatory approvals or non-objections and stockholder approval will not be obtained or will be rescinded and those risks described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HF’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and in HF’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2015.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp. (Registrant)

Date: April 27, 2016	By:	/s/ Stephen M. Bianchi
Stephen M. Bianchi, President
and Chief Executive Officer
(Duly Authorized Officer)

Date: April 27, 2016	By:	/s/ Brent R. Olthoff
Brent R. Olthoff, Senior Vice President, Chief
Financial Officer and Treasurer
(Principal Financial Officer)